EXHIBIT 99.1

Planet 13 Closes on Florida Property Acquisition for Campus Concept

Las Vegas, Nevada – July 5, 2022 – Planet 13 Holdings Inc. (CSE: PLTH) (OTCQX: PLNHF) (“Planet 13” or the “Company”), a leading vertically-integrated multi-state cannabis company, announced it has finalized the purchase of a 23-acre parcel, with a 10,500 square foot building currently located thereon, for its planned cultivation and processing expansion in Florida, for a purchase price of USD $3,300,000.00.    .

“We are pleased to have closed on a land purchase near Ocala, Florida, where we previously were leasing our initial 10,500 square foot cultivation and production facility which was approved by the Florida Office of Medical Marijuana Use. We’ve strategically staged building materials on site over the past 3 months to build a world-class cultivation facility on an expedited timeline, with a full campus project planned for future phases,” said Larry Scheffler, Co-CEO of Planet 13. “Our real estate and construction team have done a fantastic job of keeping our construction on time and budget in a difficult building environment. We look forward to bringing our incredibly popular brands to patients across Florida.”

The staged cultivation facility is planned to be a 63,000 square foott building for indoor cultivation, estimated to annually produce 12,000 pounds of premium flower, 2,400 pounds of premium small flower buds, and 6,000 pounds of trim at our 23 acre parcel.  The staged cultivation facility is a modular facility similarly designed to the specifications of Planet 13’s existing premium California’s cultivation facility.  Until that building is completed, we will continue to use our existing 10,500 square foot building for cultivation and processing activities in Florida.

For more information on Planet 13, visit the investor website.

About Planet 13

Planet 13 (www.planet13holdings.com) is a vertically integrated cannabis company, with award-winning cultivation, production and dispensary operations in Las Vegas and in Orange County, California. Planet 13 also holds a medical marijuana treatment center license in Florida and a 49% interest in Planet 13 Illinois which won a lottery for a Social-Equity Justice Involved dispensing license in the Chicago-region of Illinois. Planet 13's mission is to build a recognizable global brand known for world-class dispensary operations and a creator of innovative cannabis products. Planet 13's shares trade on the Canadian Securities Exchange (CSE) under the symbol PLTH and OTCQX under the symbol PLNHF.

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Cautionary Note Regarding Forward-Looking Information

This news release contains "forward-looking information" and "forward-looking statements" (collectively, "forward-looking statements") within the meaning of applicable Canadian securities legislation. All statements, other than statements of historical fact, are forward-looking statements and are based on expectations, estimates and projections as at the date of this news release. Any statement that involves discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions, future events or performance (often but not always using phrases such as "expects", or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans", "budget", "scheduled", "forecasts", "estimates", "believes" or "intends" or variations of such words and phrases or stating that certain actions, events or results "may" or "could", "would", "might" or "will" be taken to occur or be achieved) are not statements of historical fact and may be forward-looking statements. In this news release, forward looking-statements relate to the Company’s Florida cultivation expansion, the campus concept, and expected cultivation yields.

These forward-looking statements are based on reasonable assumptions and estimates of management of the Company at the time such statements were made. Actual future results may differ materially as forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to materially differ from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors, among other things, include: risks associated with COVID-19 and other infectious diseases presenting as major health issues; fluctuations in general macroeconomic conditions; fluctuations in securities markets; expectations regarding the size of the Nevada and California cannabis market or other states in which the Company may operate and changing consumer habits; the ability of the Company to successfully achieve its business objectives; plans for expansion; political and social uncertainties; inability to obtain adequate insurance to cover risks and hazards; and the presence of laws and regulations that may impose restrictions on cultivation, production, distribution and sale of cannabis and cannabis related products in states in which we operate or contemplate future operations; and employee relations. Although the forward-looking statements contained in this news release are based upon what management of the Company believes, or believed at the time, to be reasonable assumptions, the Company cannot assure shareholders that actual results will be consistent with such forward-looking statements, as there may be other factors that cause results not to be as anticipated, estimated or intended. Readers should not place undue reliance on the forward-looking statements and information contained in this news release. The Company assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

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The Company is indirectly involved in the manufacture, possession, use, sale and distribution of cannabis in the recreational and medicinal cannabis marketplace in the United States through licensed subsidiary entities in states that have legalized marijuana operations, however, these activities are currently illegal under United States federal law. Additional information regarding this and other risks and uncertainties relating to the Company's business, including COVID-19, are contained under the heading "Risk Factors" and elsewhere in the Company's Form 10-K dated March 28, 2022 as filed on its issuer profile on SEDAR at www.sedar.com.

No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

For further inquiries, please contact:

LodeRock Advisors Inc., Planet 13 Investor Relations

mark.kuindersma@loderockadvisors.com

Robert Groesbeck or Larry Scheffler

Co-Chief Executive Officers

ir@planet13lasvegas.com

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